UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

PASSAGE BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39231	82-2729751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 39th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(267) 866-0311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	PASG	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2026, Passage Bio, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) and the following proposals were adopted:

1.	Election of two Class III directors, identified in the table below, each to serve a three-year term, which will expire at the 2029 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until their earlier resignation or removal:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
Athena Countouriotis, M.D.	971,120	519,093	637,397
Sandip Kapadia	972,608	517,605	637,397

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
2,083,031	41,539	3,040	—

3.	Approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers as disclosed in the proxy statement for the Annual Meeting:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
1,452,505	36,352	1,356	637,397

4.	Approval, on a non-binding advisory basis, of the frequency of holding future advisory votes on named executive officer compensation:

Shares for One Year	Shares for Two Years	Shares for Three Years	Shares Abstaining	Broker Non-Votes
1,450,605	5,046	28,143	6,419	637,397

The Company’s stockholders advised that they were in favor of every year as the frequency of holding future advisory votes on the compensation of the Company’s named executive officers. Based on these results and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future advisory votes regarding the compensation of its named executive officers every year. This policy will remain in effect until the next required stockholder vote on the frequency of advisory votes on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSAGE BIO, INC.

Date: May 26, 2026	By:	/s/ Kathleen Borthwick
Kathleen Borthwick
Chief Financial Officer